UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2017

AMERICAN NATIONAL BANKSHARES INC.
(Exact name of registrant as specified in its charter)

Virginia	0-12820	54-1284688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

628 Main Street
Danville, Virginia 24541
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (434) 792-5111

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K initially filed by American National Bankshares Inc. (the "Company") with the Securities and Exchange Commission on May 17, 2017 (the "Original Form 8-K"). The Company is filing this Current Report on Form 8-K/A to correct the number of shares of common stock entitled to vote at the Annual Meeting.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The number of shares of common stock entitled to vote at the Annual Meeting was incorrectly reported as 8,638,744. There were 8,464,600 shares of common stock entitled to vote at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN NATIONAL BANKSHARES INC.

Date: May 19, 2017	By:	/s/ William W. Traynham
William W. Traynham
Executive Vice President and Chief Financial Officer